                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SMITH-GARDNER & ASSOCIATES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                                                                  April 14, 2000

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held on Tuesday, May 16, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487.

     The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. Please take the time to read carefully each of the proposals for shareholder action described in the proxy materials.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, it is important that your shares be represented, whether or not you are able to be with us at the meeting. The Board of Directors recommends that shareholders vote FOR each of the matters described in the accompanying Proxy Statement. Accordingly, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY, AT YOUR EARLIEST CONVENIENCE, IN THE ENVELOPE PROVIDED FOR YOUR USE.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Gary G. Hegna
                                          Gary G. Hegna
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SMITH-GARDNER & ASSOCIATES, INC. (the "Company") will be held on Tuesday, May 16, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida for the following purposes:

     (1) To elect two Class I directors to a three year term of office expiring at the 2003 Annual Meeting of Shareholders and until a successor of each has been duly elected and qualified;

     (2) To consider and vote upon a proposal to approve and adopt the Company's Employee Stock Purchase Plan;

     (3) To consider and vote upon a proposal to amend the Company's 1998 Employee Stock Option Plan;

     (4) To ratify the reappointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 24, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH SHAREHOLDER IS URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. No postage is required if the proxy is mailed in the United States. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                            By order of the Board of Directors,

                                            /s/ Martin K. Weinbaum
                                            Martin K. Weinbaum
                                            Secretary
Delray Beach, Florida
April 14, 2000

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                        SMITH-GARDNER & ASSOCIATES, INC.
                           1615 SOUTH CONGRESS AVENUE
                        DELRAY BEACH, FLORIDA 33445-6368

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

GENERAL

     This Proxy Statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Smith-Gardner & Associates, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting"), or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, May 16, 2000 at 9:00 A.M., local time, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487. This Proxy Statement, the Notice of Annual Meeting, the proxy card and the Company's Annual Report to Shareholders were mailed to shareholders of the Company on or about April 14, 2000.

     It is proposed that at the Annual Meeting: (i) two Class I directors will be elected, (ii) the Company's Employee Stock Purchase Plan will be approved and adopted, (iii) the Company's 1998 Stock Option Plan will be amended and (iv) the reappointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2000 will be ratified. Management currently is not aware of any other matters which will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

     Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of our Common Stock.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shares of Common Stock represented by properly executed proxies which are received by the Company prior to the Annual Meeting will be voted in accordance with the instructions specified in such proxies. If no specifications are given, the proxies intend to vote the shares represented thereby "for" the election of each of the nominees for director as shown on the form of proxy, "for" the other proposals set forth in the Notice of Annual Meeting and in accordance with their best judgment on any other matters which may properly come before the meeting. Shareholders may revoke the authority granted by their execution of a proxy at any time prior to the effective exercise of the powers conferred by that proxy, by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

RECORD DATE AND VOTING RIGHTS

     On March 24, 2000 (the "Record Date"), there were 12,368,275 shares of Common Stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted with respect to the specific matter being voted upon. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Absentions from voting as to any proposal will be counted for the purpose of determining the presence or absence of a quorum and will be considered present and entitled to vote with respect to the specific matter being voted upon.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval and adoption of the Company's Employee Stock Purchase Plan, the amendment of the Company's 1998 Employee Stock Option Plan and the ratification of the reappointment of KPMG LLP as the Company's independent certified public accountants. An independent inspector shall count the votes and ballots. Broker non-votes will have no effect on any of the proposals brought to a vote at the Annual Meeting. Absentions from voting on any of the proposals brought to a vote at the Annual Meeting will have the effect of votes against the specific matter being voted upon. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 7, 2000 regarding the beneficial ownership of Common Stock by (i) each shareholder known to the Company to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table which appears elsewhere in this Proxy Statement; and (iv) all directors and executive officers as a group. The percentage of beneficial ownership for each person or entity in the table is based on 12,337,988 shares of Common Stock outstanding as of March 7, 2000, including for each person or entity any shares of Common Stock which may be acquired by such person or entity within 60 days upon exercise of outstanding options, warrants or other rights to acquire shares of Common Stock.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                       NUMBER      PERCENT
----------------------------------------                      ---------    -------
Allan J. Gardner............................................  2,245,000     18.2%
Wilburn W. Smith............................................  2,245,000     18.2%
Gary G. Hegna(2)............................................    444,120      3.5%
Martin K. Weinbaum(3).......................................     26,526        *
Sharon Gardner(4)...........................................     68,532        *
Jacqueline Morby(5).........................................     32,830        *
James J. Felcyn, Jr.(6).....................................      3,750        *
Francis H. Zenie(7).........................................      3,750        *
Robert C. Kneip(8)..........................................          0        *
DB Alex. Brown LLC(9).......................................  1,205,836      9.8%
Taunus Corporation(9).......................................  1,205,836      9.8%
All directors and executive officers as a group (11 persons)
  (10)......................................................  5,137,694     39.7%

---------------

  *  Less than 1% of outstanding shares

 (1) Unless otherwise indicated, the address of each of the parties listed is 1615 South Congress Avenue, Delray Beach, Florida 33445-6368.
 (2) Consists of 444,120 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000.
 (3) Consists of 26,526 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000.
 (4) Includes 67,832 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000.
 (5) Includes 6,792 shares of Common Stock held in trusts for Ms. Morby's children, as to which shares Ms. Morby shares voting power with her husband, and 3,750 shares of Common Stock subject to options issued to TA Associates, Inc. ("TA Associates"), which options are or become exercisable prior to May 6, 2000. Ms. Morby is a managing director and general partner of TA Associates and, as such, may be deemed to beneficially own the shares of Common Stock subject to options issued to TA Associates. Ms. Morby's address is c/o TA Associates, 175 High Street, Boston, Massachusetts 02110.
 (6) Consists of 3,750 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000.
 (7) Consists of 3,750 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000.
 (8) Dr. Kneip is a nominee to the Board of Directors.
 (9) According to a Schedule 13G filed by DB Alex. Brown LLC and Taunus Corporation, as the parent holding company of DB Alex. Brown LLC, on February 11, 2000. The Schedule 13G indicates that each reporting entity may be deemed to beneficially own the same 1,205,836 shares of Common Stock, and that Taunus Corporation disclaims ownership of all such shares of Common Stock. According to the Schedule 13G, the principal place of business of DB Alex. Brown LLC is 130 Liberty Street, New York, New York 10006, and the principal place of business of Taunus Corporation is 31 West 52nd Street, New York, New York 10019.
(10) Includes 617,514 shares of Common Stock subject to options which are or become exercisable prior to May 6, 2000 (including 3,750 shares subject to options issued to TA Associates), and 6,792 shares of Common Stock held in trusts for Ms. Morby's children.

                       BIOGRAPHICAL INFORMATION REGARDING
                   DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS

     Set forth below is biographical information for each member of the Company's Board of Directors, and each nominee for election as a director, at the Annual Meeting.

     ALLAN J. GARDNER, age 54, a co-founder of the Company, has served in a variety of capacities during his tenure with the Company. From December 1988 to April 1996, Mr. Gardner served as Vice President and Secretary. From January 1997 to April 1999, Mr. Gardner served as Executive Vice President -- Advanced Technologies. From April 1999 to the present, Mr. Gardner has served as Chief Technology Officer. In addition, from December 1994 until the present, Mr. Gardner has served as a director of the Company, serving as Co-Chairman of the Board from May 1996 to February 2000. During his tenure with the Company, Mr. Gardner has also been the chief architect of the Company's software products. From 1980 to 1988, Mr. Gardner was President of BSA Incorporated ("BSA"), a catalog management software company. BSA was acquired by Acxiom Corp. in 1986. Mr. Gardner served on Acxiom's Board of Directors from 1986 to 1988. Since 1966, Mr.'Gardner has worked in the data processing industry, and since 1980 exclusively in the direct marketing segment of the non-store marketing industry. Sharon Gardner, the Company's Vice President -- Marketing, is Mr. Gardner's daughter.

     WILBURN W. SMITH, age 60, a co-founder of the Company, has served in a variety of capacities during his tenure with the Company. From December 1988 to April 1996, Mr. Smith served as President and Treasurer of the Company. From November 1996 to the present, Mr. Smith has served as Executive Vice
President -- Sales. From December 1994 to the present, he has served as a director of the Company, serving as Co-Chairman of the Board from May 1996 to February 2000. Since his tenure with Bell Labs, now known as Lucent Technologies, in the early 1960s, Mr. Smith has worked exclusively in the direct marketing industry. Prior to his tenure with the Company, Mr. Smith was a founder of Brook Smith Associates, the predecessor company of BSA, and owned and managed several other direct marketing companies.

     GARY G. HEGNA, age 59, has served as the President, Chief Executive Officer and a director of the Company since April 1996, and as Chairman of the Board since February 2000. Mr. Hegna also serves as Chairman of the Company's subsidiaries located in the United Kingdom and Australia. From January 1992 to February 1996, Mr. Hegna served as the Chairman, President and Chief Executive Officer of OpenConnect Systems, Inc., a software company based in Dallas, Texas. From January 1987 to January 1992, Mr. Hegna served as President and Chief Executive Officer of ICL North America, a Dallas based manufacturer of computer systems and telecommunications equipment. Mr. Hegna has also served in various management and executive roles for Xerox Corporation, Data General Corporation, Prime Computer Incorporated and Encore Computer.

     FRANCIS H. ZENIE, age 65, became a director of the Company in December 1998. From 1981 to September 1996, Mr. Zenie served as President, Chief Executive Officer and a director of Zymark Corporation, a provider of laboratory automation solutions. Mr. Zenie presently serves as a director of CogniToy LLC, InSite Marketing Technology, Inc., Kinematix Incorporated, Process Packaging & Control, Inc., Sensors for Medicine and Science, Inc. and SEQ Ltd. Mr. Zenie term of office as a director of the Company will expire at the Annual Meeting.

     JAMES J. FELCYN, JR., age 57, became a director of the Company in December 1998. From July 1994 to January 2000, Mr. Felcyn served as the Vice
President -- Finance and Administration, Chief Financial Officer and Treasurer of Citrix Systems, Inc., a publicly traded software company.

Mr. Felcyn is a Certified Public Accountant and also serves on the Boards of Directors of Equinox Systems Inc. and Optio Software, Inc. each of which is traded on Nasdaq. Mr. Felcyn also serves as a director of a number of privately held companies, including Emergin, Inc., LifeFiles.com, Inc., Silverback Technology, Inc. and ChildU, Inc.

     ROBERT C. KNEIP, age 52, a director nominee, is Senior Vice President, Corporate Planning and Development of The Wackenhut Corporation, and President and Chief Executive Officer of Wackenhut Resources, Inc. Since he joined The Wackenhut Corporation in 1982, Dr. Kneip has held various positions in The Wackenhut Corporation, including Director, Power Generating Services; Director, Contracts Management; Vice President, Contracts Management; and Vice President, Planning and Development. Dr. Kneip started Flexible Staffing Services by establishing OASIS Outsourcing, Inc., a majority owned subsidiary of The Wackenhut Corporation in 1996 and continues to be a major force in The Wackenhut Corporation's development of the staffing services business. Prior to joining The Wackenhut Corporation, Dr. Kneip was employed by the Atomic Energy Commission, the Nuclear Regulatory Commission and Dravo Utility Constructors, Inc. He received a B.A. (Honors) from the University of Iowa, and an M.A. and Ph.D. from Tulane University.

EXECUTIVE OFFICERS

     Set forth below is biographical information for each of the Company's executive officers who is not currently a director or nominee for director.

     MARTIN K. WEINBAUM, age 38, has served as the Company's Vice
President -- Finance and Chief Financial Officer since January 1997, and the Company's Secretary and Treasurer since May 1996. Since October 1997, Mr. Weinbaum has served as a director of the Company's subsidiaries located in the United Kingdom and Australia. From October 1994 to March 1995, Mr. Weinbaum served as Controller of MediBar Medical Industries, a diagnostic medical services provider located in Boca Raton, Florida. From January 1994 to October 1994, Mr. Weinbaum served as the Chief Financial Officer of Interactive Technologies Company, a pet food wholesale company located in Fort Lauderdale, Florida. From November 1989 to December 1993, Mr. Weinbaum served as the Vice President -- Finance and Chief Financial Officer of Aspen Marine Group/Hawk Marine Power, a high performance engine and boat manufacturer located in Greenback, Tennessee. From 1984 to 1988, Mr. Weinbaum, who is a certified public accountant, engaged in public accounting with the firms of Levitsky & Berney, P.C. and Coopers & Lybrand.

     TIMOTHY EDKIN, age 47, has served as the Company's Vice
President -- Product Development since July 1996. Mr. Edkin's responsibilities include coordinating the design, development, testing and delivery of the Company's MACS software. Prior to joining the Company, Mr. Edkin was a consultant to Computer Perfection, a software support company located in Boca Raton, Florida, from October 1994 to April 1996. From December 1982 to October 1994, Mr. Edkin served as the Director of MIS-Support and Development of Business Application Software for Siemens, AG, a telephone interconnect company located in Boca Raton, Florida.

     SHARON GARDNER, age 33, has served as the Vice President -- Marketing of the Company since September 1997. Ms. Gardner's responsibilities include coordinating the Company's marketing, communications, advertising, documentation and product management functions. From September 1990 to September 1997, Ms. Gardner was the Company's Vice President -- Client Services. From September 1985 to September 1990, Ms. Gardner served in marketing and client services capacities in a catalog fulfillment house. Allan J. Gardner, a Director and the Company's Chief Technology Officer, is Ms. Gardner's father.

     DEBORAH L. LONGO, age 40, has served as the Company's Vice
President -- Client Support Services since August 1997. Ms. Longo's responsibilities include coordinating the Company's client support and installation functions. From May 1994 to September 1997, Ms. Longo served as Director of Client Services for MorTech, a software company located in Little Rock, Arkansas. From July 1986 to May 1994, Ms. Longo held various positions including Group Director, Client Services, with Acxion Corp., a software company located in Ocean, New Jersey.

     JOHN MARRAH, age 38, has served as the Chief Operating Officer of the Company since November 1999. From November 1997 until August 1999, Mr. Marrah served as the Senior Vice President of World Wide Sales and Services for Workgroup Technology Corporation. From January 1996 until November 1997, Mr. Marrah was Chief Operating Officer of XDB Systems, Inc., and from February 1994 until January 1996, Mr. Marrah served as Vice President of World Wide Sales of that company. Prior to 1995, Mr. Marrah served in various sales-related positions for a number of companies, including Information Dimensions, Inc., Oracle Corporation and Versant Object Technology.

                               BOARD OF DIRECTORS

     Meetings of the Board. The Board of Directors of the Company (the "Board") holds meetings when necessary and otherwise acts by unanimous written consent. Before each Board or committee meeting, directors are typically furnished with an agenda and background materials relating to matters to be discussed. During 1999, there were four Board meetings. In addition, the Board took action by unanimous written consent on seven occasions during 1999. During the fiscal year ended December 31, 1999, all incumbent directors were present in person or by proxy at least 75% of the meetings of the Board and at least 75% of the meetings of each of the Committees on which they served (during the period that they served as directors).

     The Audit Committee and the Compensation Committee are the standing committees of the Board, and may meet concurrently with the Board's meetings.

     Audit Committee. The Audit Committee is responsible for providing assistance to the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices and maintaining a direct line of communication between the directors and the independent accountants. It reviews the Company's system of internal audits, selects independent auditors, reviews the scope and results of the independent audit process and evaluates the adequacy of the Company's internal accounting procedures. The Audit Committee met on three occasions during 1999. The current members of the Audit Committee are James J. Felcyn, Jacqueline Morby and Francis H. Zenie.

     Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation philosophy and programs, recommending to the Board the compensation to be paid to executive officers of the Company, and, at the option of the Board, administering the Company's stock option plans. The Compensation Committee met once during 1999. The current members of the Compensation Committee are Jacqueline Morby and Francis H. Zenie, each of whom is an "outside director" within the meaning of Rule 162(m) ("Rule 162(m)") of the Internal Revenue Code of 1986, as amended.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following statement made by the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under such acts.

     Philosophy. The Company's executive compensation philosophy is to provide competitive levels of compensation, integrate the compensation of its executive officers with the achievement of the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management. To meet these objectives, the Compensation Committee attempts to set the compensation of the Company's executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry, in light of the Company's current and anticipated performance. The Compensation Committee endorses the position that equity interest in the Company by management is beneficial in aligning executive officers' and shareholders' interests in the enhancement of shareholders value. The Compensation Committee believes that the Company's blend of compensation, performance bonuses and stock option awards is essential to attract and retain its executive management in order to maintain and strengthen its competitive position.

     Components of Executive Compensation. Compensation of the Company's executive officers consists of both cash payments and grants of stock options. The annual cash compensation consists of a base salary and an annual bonus. Long-term incentives are provided through the grant of stock options.

     Base Salaries and Bonuses. The Compensation Committee attempts to set base salaries of its executive officers at levels that it believes are competitive with other companies of the same size in the Company's industry. Information about appropriate salary levels has been determined by reviewing the public disclosure of the Company's competitors and through the Company's recruiting activities. Except as described below, salaries are reviewed annually, and any increases are based on competitive practices as well as the performance of the Company and the executive officer.

     Cash bonuses have been a standard and expected component of compensation at the Company when the Company has experienced particularly positive financial results. The Company's bonuses (the "Performance Bonuses") are paid to executives at the discretion of the Compensation Committee, based upon the Company's and the executive's performance. In February 2000, Performance Bonuses in an aggregate of approximately $523,000 were paid to executives of the Company on account of the Company's 1999 fiscal year.

     Stock Options. The Compensation Committee grants stock options to the Company's executive officers pursuant to the Company's stock option plans and individual stock option agreements. The Compensation Committee (or the Board) has the authority to determine the individuals to whom stock options are awarded, the terms at which option grants are made, the duration of the options and the number of shares subject to each option. Through the award of stock options, the objective of aligning executive officers' long range interests with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful stake in the Company. The Company's 1998 Stock Option Plan prohibits granting any options with exercise prices less than the fair market value of the Common Stock on the date of the grant.

     It is the Compensation Committee's intention that, over time, compensation opportunities from option grants will constitute a significant portion of each executive officer's total compensation.

However, there are no automatic annual grants to executive officers. Instead, the Compensation Committee (or the Board) reviews the performance of the Company overall and of each individual executive officer, as well as past option grants to each executive officer, and makes decisions about recipients and grant sizes for the year. The Company's awards of stock options serve as a key mechanism to attract and retain experienced executives in the industry. The Company believes that its option grants to date have enabled the Company to provide executives compensation levels which equal or exceed those offered by its competitors. Therefore, the Company believes that its stock option plans are a substantial and essential component of the Company's ability to maintain its competitive position in its industry.

     Compensation of Chief Executive Officer. The Compensation Committee considered a number of factors in determining the compensation to be paid to the Company's Chief Executive Officer, including levels generally paid to executives in the Company's industry, the capabilities of the Chief Executive Officer and his projected contribution to the Company's performance on a short- and long-term basis.

     Compliance With Rule 162(m). The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to
Section 162(m) of the Internal Revenue Code. Where it deems advisable, the Company will take the appropriate action to maintain the tax deductibility of its executive compensation.

                                          Submitted by the Compensation
                                          Committee

                                          Jacqueline Morby
                                          Francis H. Zenie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee, which was formed in 1999, currently consists of Jacqueline Morby and Francis H. Zenie. There were no interlocks with other companies within the meaning of the SEC's proxy rules during 1999.

PERFORMANCE GRAPH

     The following graph compares the total return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index (the "S&P 500 Index") and a peer group index selected by the Company, for the period between the Company's initial public offering on January 29, 1999 and December 31, 1999.

     The peer group selected by the Company is comprised of the following companies:

     Fair Isaac & Co. Inc., Fundtech Ltd., JDA Software Group Inc., HNC Software Inc., Radiant Systems Inc., SS&C Technologies, Inc., Transaction Systems Architects, Inc., Connect.com, Inc., Open Market, Inc., Pegasus Systems, Inc. and Preview Travel, Inc.

     These indices relate only to stock prices and do not purport to afford direct comparison of the business or financial performance of the companies comprising such indices with the Company nor with each other.

                COMPARISON OF ONE-YEAR CUMULATIVE TOTAL RETURN *

                           TOTAL SHAREHOLDER RETURNS

                                                 SMITH-GARDNER & ASSOCS.          S&P 500 INDEX                PEER GROUP
                                                 -----------------------          -------------                ----------
1/29/99                                                     100                         100                         100
2/99                                                     106.25                       96.89                       90.17
3/99                                                     117.71                      100.77                       89.55
4/99                                                      112.5                      104.67                       87.54
5/99                                                     118.75                       102.2                       83.53
6/99                                                      67.18                      107.87                       90.83
7/99                                                       87.5                       104.5                       86.04
8/99                                                      66.67                      103.99                       82.11
9/99                                                       65.1                      101.14                       82.75
10/99                                                     80.21                      107.54                       92.12
11/99                                                     91.67                      109.72                      136.12
12/99                                                    142.18                      116.18                      166.92

* Assumes $100 invested on January 29, 1999, including reinvestment of dividends, in the Company's Common Stock, the S&P 500 Index and the companies comprising the peer group.

COMPENSATION TABLES

     The following table summarizes the aggregate compensation paid during each of the years ended December 31, 1997, 1998 and 1999 to the Company's Chief Executive Officer (the "CEO") and the Company's four most highly compensated executive officers other than the CEO in 1999. The CEO and such other executive officers are sometimes referred to herein as the "Named Executives."

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                      ANNUAL COMPENSATION(1)       COMPENSATION
                                   ----------------------------    ------------
                                                                    SECURITIES
                                                                    UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS       OPTIONS(#)     COMPENSATION(2)
   ---------------------------     ----    --------    --------    ------------    ---------------
Gary G. Hegna....................  1999    $262,500    $147,796           --               --
President and Chief                1998    $225,000    $ 82,000      200,000               --
Executive Officer                  1997    $225,000    $132,000           --               --

Allan J. Gardner.................  1999    $250,000    $107,188           --               --
Chief Technology                   1998    $250,000          --           --               --
Officer                            1997    $250,000          --           --               --

Wilburn W. Smith.................  1999    $250,000    $108,088           --               --
Executive Vice                     1998    $250,000          --           --               --
President -- Sales                 1997    $250,000          --           --               --

Martin K. Weinbaum...............  1999    $114,604    $ 56,475           --               --
Chief Financial                    1998    $ 99,201          --       72,543           $3,142
Officer                            1997    $ 82,146          --       17,473           $2,145

Sharon Gardner...................  1999    $126,151    $ 42,209           --               --
Vice President --                  1998    $108,792          --      110,021           $3,658
Marketing                          1997    $104,965    $  5,000          361           $2,715

---------------

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive is less than 10% of the total annual salary and bonus of such officer.
(2) Represents cash payments to the respective Named Executive under the Company's Profit Sharing Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No options or stock appreciation rights were granted to the Named Executives in the fiscal year ended December 31, 1999.

     The following table sets forth information concerning the value realized by the Named Executives upon exercise of stock options during the fiscal year ended December 31, 1999, and the value of unexercised stock options held by the Named Executives at December 31, 1999.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  SHARES                      OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON    VALUE            YEAR-END (#)               FISCAL YEAR-END ($)
                                 EXERCISE     REALIZED   ---------------------------   ---------------------------
NAME                                (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   --------   -----------   -------------   -----------   -------------
Gary G. Hegna.................    50,000      413,500      473,532        170,588       6,408,340      1,058,655
Allan J. Gardner..............        --           --           --             --              --             --
Wilburn W. Smith..............        --           --           --             --              --             --
Martin K. Weinbaum............     7,500       63,525       32,263         60,566         297,086        365,865
Sharon Gardner................        --           --       65,279         85,103         688,199        456,396

---------------

(1) No stock appreciation rights are held by any of the Named Executives.

COMPENSATION OF DIRECTORS

     As compensation for serving on the Board, directors who are not also employees of the Company receive an annual fee of $5,000, plus $750 for each meeting of the Board or any committee thereof in which they participate in person. In addition, upon appointment to the Board, each non-employee director receives an initial grant of options to purchase 15,000 shares of Common Stock pursuant to the Company's 1998 Stock Option Plan, and options to purchase an additional 5,000 shares of Common Stock each year thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the consummation of the Company's initial public offering in January 1999, certain entities which had previously held convertible debentures in the Company (collectively, the "Lenders") converted such convertible debentures into shares of convertible preferred stock and redeemable preferred stock. In addition, the Lenders converted such shares of convertible preferred stock into 2,255,614 shares of Common Stock, and the Company redeemed all of the redeemable preferred stock at the redemption price of $1,000 per share for a total cost of $12.0 million plus accrued interest. Jacqueline Morby, a director of the Company, is a Managing Director of TA Associates, Inc., the managing general partner of each of the Lenders.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Exchange Act requires the Company's executive officers, directors and beneficial owners of more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during its most recent fiscal year, the Company believes that during the year ended December 31, 1999, all reporting persons timely complied with all filing requirements applicable to them.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board is divided into three classes, each of which serves for a term of three years, with only one class of directors being elected in each year. The term of office of the Class I directors, presently consisting of Jacqueline Morby and Francis H. Zenie, will expire at the Annual Meeting. The term of office of the Class II directors, presently consisting of Gary G. Hegna and James Felcyn, will expire at the annual meeting of shareholders to be held in 2001, and the term of office of the Class III directors, presently consisting of Wilburn Smith and Allan Gardner, will expire at the annual meeting of shareholders to be held in 2002. In each case, a director will hold office until the next annual meeting of shareholders at which his class of directors is to be elected.

     Unless otherwise specified, the enclosed proxy will be voted in favor of Mr. Zenie and Dr. Kneip to serve until the third succeeding annual meeting of shareholders and until their respective successors shall have been duly elected and qualified. If either of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

NOMINEES FOR CLASS I DIRECTORS

         Francis H. Zenie
         Robert C. Kneip

     Biographical information relating to each of the nominees for directors appears starting on page 5 of this Proxy Statement under the heading "BIOGRAPHICAL INFORMATION REGARDING DIRECTORS/NOMINEES AND EXECUTIVE OFFICERS."

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of the directors.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE TWO NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THESE NOMINEES. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 2

                            ADOPTION AND APPROVAL OF
                          EMPLOYEE STOCK PURCHASE PLAN

     On February 2, 2000, the Board adopted the Smith-Gardner & Associates, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to shareholder approval at the Annual Meeting, to provide a means for eligible employees of the Company and its designated subsidiaries to purchase shares of Common Stock at a discount of up to 15% through payroll deductions.

     The Board believes that adoption of the Stock Purchase Plan will promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and stimulating the performance of employees and by aligning its employee's interests with the interests of its shareholders. The Stock Purchase Plan requires shareholder approval in order for options granted under the Stock Purchase Plan to qualify for favorable tax treatment under
Section 423 of the Internal Revenue Code.

     The principal provisions of the Stock Purchase Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the full text of the Stock Purchase Plan, which is attached to this Proxy Statement as Annex A.

SHARES SUBJECT TO THE PLAN

     A total of 250,000 shares of Common Stock are reserved for issuance under the Stock Purchase Plan. Shares will be issued under the Stock Purchase Plan from the Company's authorized but unissued shares.

ADMINISTRATION

     The Board or a committee of the Board will administer the Stock Purchase Plan. The Board or the committee administering the Stock Purchase Plan will have full power and authority to interpret the Stock Purchase Plan and to make any rules and regulations that it believes necessary to administer the Stock Purchase Plan.

PARTICIPATION

     The Stock Purchase Plan is an employee benefit program that will enable eligible employees of the Company and its designated subsidiaries to purchase shares of Common Stock at a discount through payroll deductions without incurring broker commissions. To be eligible to participate, an employee must be a full-time employee and be employed for at least three consecutive months at the beginning of the applicable offering period. An employee is not eligible to continue participating in the Stock Purchase Plan if (a) his or her employment is voluntarily or involuntarily terminated, (b) he or she owns, or will own as a result of participating in the Stock Purchase Plan, and/or holds options to purchase shares possessing 5% or more of the total combined voting power or value of stock of the Company or any subsidiary of the Company or (c) his or her right to purchase stock under all employee Stock Purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such options is outstanding at any time. Currently, approximately 380 employees of the Company are eligible to participate in the Stock Purchase Plan, including all of the Named Executives other than Messrs. Smith and Gardner.

STOCK PURCHASES

     The Stock Purchase Plan will be implemented through a series of offering periods. The Board or the committee administering the Stock Purchase Plan will establish the timing and duration of each offering period. In no event may an offering period exceed 27 months. During these offering periods, participating employees will accumulate funds in an account used to buy shares of Common Stock through payroll deductions at a rate selected by the employee which may not exceed ten percent (10%) of the compensation received on each pay day during the offering period. The Stock Purchase Plan may not grant an employee an option to purchase shares of Common Stock that permits the employee to purchase shares of Common Stock in any calendar year with an aggregate fair market value, determined at the time the Stock Purchase Plan grants the option, in excess of $25,000. In addition, the Stock Purchase Plan does not permit any employee to purchase more than 500 shares of Common Stock during any single offering period.

     The Board or the committee administering the Stock Purchase Plan will establish the purchase price per share of Common Stock under the Stock Purchase Plan. The purchase price per share may not be less than 85% of the per share fair market value of a share of Common Stock on the offer date or the exercise date, whichever is less.

AMENDMENT AND TERMINATION

     The Board or the committee administering the Stock Purchase Plan has the power to amend or terminate the Stock Purchase Plan. However, the Board or the committee may not amend the Stock Purchase Plan in a way that would adversely affect the rights of any previously granted option without approval by a majority vote of the shareholders of the Company.

EFFECTIVE DATE; TERM OF THE PLAN

     The Stock Purchase Plan will become effective upon shareholder approval. The Stock Purchase Plan will continue in effect for ten years unless sooner terminated by the Board or the committee administering the Stock Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code. Section 423 allows an employer to grant options to its employees to purchase company stock at a stipulated price without having the employees realize taxable income at the time the employer grants the option or when an employee exercises the option. The basis of the stock received on exercise of an option under the Stock Purchase Plan is the exercise price an employee pays for the stock. The Internal Revenue Code imposes a holding period for favorable tax treatment upon disposition of common stock acquired under the Stock Purchase Plan equal to the later of two years after the grant date or one year after the purchase date. When an employee sells Common Stock after this holding period, he or she will realize ordinary income up to the amount of any discount, up to a maximum of 15%, from the fair market value of the Common Stock as of the grant date. Any further gain is taxed at long term capital gain rates. If an employee sells stock before the holding period expires, the employee will realize ordinary income to the extent of the difference between the price actually paid for the stock and the fair market value of the stock at the purchase date, regardless of the price at which the employee sells the stock, and any further gain would be capital gain, short term or long term, depending on the holding period. If the sale price is less than the fair market value of the stock on the purchase date, the employee will realize a capital loss equal to this difference.

     The Company is not entitled to take a deduction for the difference between the fair market value of the Common Stock on the date of purchase by the employee and the purchase price paid for the Common Stock by the employee unless the employee disposes of the stock before the statutory holding periods expire.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the total shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve and adopt the Stock Purchase Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE SMITH-GARDNER & ASSOCIATES, INC. EMPLOYEE STOCK PURCHASE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 3

                         APPROVAL OF PROPOSED AMENDMENT
                       TO 1998 EMPLOYEE STOCK OPTION PLAN

     On February 2, 2000, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, an amendment to the Smith-Gardner & Associates, Inc. 1998 Employee Stock Option Plan (the "1998 Plan") to increase the total number of shares of the Company's Common Stock that may be issued pursuant to the 1998 Plan by 750,000, from 1,500,000 to 2,250,000.

     The 1998 Plan was approved by the shareholders of the Company effective as of June 30, 1998 to advance the interests of the Company by providing employees and other eligible individuals with an opportunity to acquire or increase a proprietary interest in the Company. Under the 1998 Plan, the Company reserved 1,500,000 shares of Common Stock for issuance upon the exercise of options. As of March 7, 2000, the Company had granted, net of cancellations, options to purchase an aggregate of 1,497,225 shares of Common Stock, leaving 2,775 options available for future grants.

     The principal provisions of the 1998 Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the full text of the 1998 Plan. A copy of the 1998 Plan, as proposed to be amended, is attached to this Proxy Statement as Annex B.

DESCRIPTION OF THE 1998 PLAN

     The 1998 Plan provides that options may be granted to any employee or non-employee director of, or any consultant or other independent contractor who provides services to, the Company, a subsidiary or any other entity in which the Company has a significant equity or other interest, as determined by the Board. The 1998 Plan will terminate on June 30, 2008, and no options may be granted under the 1998 Plan thereafter.

     The 1998 Plan may be administered by the Board or a committee (the "Committee") consisting of not less than two non-employee directors appointed by the Board. The Board or the Committee selects the persons to whom options will be granted.

     The exercise price of options granted under the 1998 Plan is as determined by the Board or the Committee, provided, however, that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant (and provided that in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock, the exercise price may not be less than 110% of the fair market value of the Common Stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock) from the date the option is granted. Options vest and become exercisable at such time or times and during such period as determined by the Board or the Committee as provided in the particular option agreement.

     In the event of a Change in Control (as defined in the 1998 Plan) of the Company, unless otherwise set forth in a particular option agreement issued pursuant to the 1998 Plan, all outstanding options issued under the 1998 Plan immediately become exercisable. In addition, each person who is an option holder at the time of the Change in Control has the right to require the Company to pay, in cancellation of a particular option, an amount equal to the product of
(1) the excess of the fair market value per share of Common Stock over the option exercise price, and (2) the number of shares of Common Stock subject to such option. Under the 1998 Plan, a Change in Control is defined, in general, as the occurrence of any of the following: (1) the acquisition by any person (or group) who prior to such time owned less than 50% of the combined voting power entitled to vote generally in the election of directors of beneficial ownership of 50% or more of the combined voting power entitled to vote generally in the election of directors, or (2) the acquisition by any person, entity or group of the power or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board.

     If any grantee's employment with the Company or a subsidiary terminates by reason of death or permanent disability, all options held by such grantee become immediately exercisable in full and may be exercised for a period of 12 months from the date such grantee ceases to perform services for the Company (but not later than the date the option would otherwise expire). If any grantee's employment by the Company or a subsidiary is terminated by the Company for "cause" (as defined in the 1998 Plan), options held by such grantee shall terminate on the date the grantee ceases to perform services for the Company. If any grantee's employment with the Company or subsidiary terminates for any other reason, options held by such grantee which are then exercisable may be exercised for a period of three months after the date of such termination (but not later than the date the option would otherwise expire). Notwithstanding the foregoing or any provision in the 1998 Plan or individual option agreement to the contrary, the Board may provide, in its discretion, that a grantee may exercise an option, in whole or in part, at any time subsequent to grantee's termination of employment or service with the Company and prior to the expiration of the option in accordance with its terms, either subject to or without regard to any vesting or other limitation on exercise imposed under the 1998 Plan.

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company by reason of recapitalization, reclassification, stock split, combination of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, appropriate adjustment will be made in the number and kinds of shares subject to the 1998 Plan and outstanding options granted under the 1998 Plan. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, and with a corresponding adjustment in the exercise price per share.

     The Board may at any time terminate or make such modification of the 1998 Plan as it deems advisable as to any shares of Common Stock subject to the 1998 Plan with respect to which options shall not have been granted; provided, however, that (i) the Board may not, without approval by a majority vote of the shareholders of the Company, increase the maximum number of shares for which options which are intended to qualify as incentive stock options may be granted or change the requirements as to eligibility to receive options which are intended to qualify as incentive stock options under the 1998 Plan, and (ii) any modification or amendment of the 1998 Plan shall be subject to the approval of the Company's shareholders if such approval is necessary to comply with Rule 162(m) of the Code. Unless previously terminated, the 1998 Plan will terminate automatically on June 30, 2008, the tenth anniversary of the date of adoption of the 1998 Plan by the Board. Except as otherwise provided in the 1998 Plan, no termination, modification or amendment of the 1998 Plan may, without the consent of the person to whom an option has been granted, adversely affect the rights of the holder of the option.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     General. The following discussion is a summary of some of the principal federal income tax consequences of stock option grants under the Plan and recipients of grants under the Plan should consult with their personal tax advisors with respect to such grants and transactions in stock acquired pursuant to the Plan.

     The grant of an option is not a taxable event for the optionee or the Company.

     Non-Qualifying Options. Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Non-qualifying options under the Plan are intended to satisfy the requirements applicable to "qualified performance-related compensation" under the Code, so that the Company should be entitled to deduct the full amount of such compensation income without regard to the $1,000,000 limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of non-qualifying option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

     Incentive Options. Upon exercising an incentive option, an optionee will not recognize taxable income and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company and its subsidiaries and affiliates will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

     For the exercise of any incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or its subsidiaries from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable (if any) reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

PROPOSED AMENDMENT TO THE 1998 PLAN

     The only change to be effected by the proposed amendment to the 1998 Plan is to increase the total number of shares of the Company's Common Stock that may be issued pursuant to the 1998 Plan by 750,000, from 1,500,000 to 2,250,000. The 1998 Plan will remain the same in all other respects.

REQUIRED VOTE AND BOARD RECOMMENDATION

     The proposed amendment to the 1998 Plan is subject to approval by the affirmative vote of the holders of a majority of the total shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1998 PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                 PROPOSAL NO. 4

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The shareholders will be asked to ratify the appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 2000. KPMG LLP audited the financial statements of the Company for the fiscal year ended December 31, 1999. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

REQUIRED VOTE AND BOARD RECOMMENDATION

     Ratification of the Board's selection of KPMG LLP will require the affirmative vote of the holders of a majority of the total shares of Common Stock at the Annual Meeting, in person or by proxy, and entitled to vote thereon at the Annual Meeting.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the Annual Meeting of Shareholders of the Company to be held in 2001 must be received by the Company no later than November 30, 2000 for inclusion in the proxy statement and form of proxy relating to that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No shareholder proposals were received for inclusion in this Proxy Statement.

                                 OTHER BUSINESS

     The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment. The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                            By order of the Board of Directors,

                                            /s/ Martin K. Weinbaum
                                            Martin K. Weinbaum
                                            Secretary

                                            April 14, 2000

                                    ANNEX A

                          EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The purpose of the Plan is to encourage stock ownership by employees of the Company in order to increase their identification with the Company's goals and secure a proprietary interest in the Company's success. The Company will seek stockholder approval of the Plan in order to qualify the Plan as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code and the regulations issued thereunder.

     2. DEFINITIONS.

          (a) "Board" shall mean the Board of Directors of the Company or a committee of the Board as from time to time appointed by the Board.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the common stock of Smith-Gardner & Associates, Inc.

          (d) "Company" shall mean Smith-Gardner & Associates, Inc. and any Designated Subsidiary of the Company.

          (e) "Compensation" shall mean the gross cash compensation (including wage, salary, bonus and overtime earnings) paid by the Company or any Designated Subsidiary to a participant in accordance with the terms of employment, but excluding all expense allowances, income from the exercise of stock options and other compensation paid in a form other than cash.

          (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an employee of the Company for federal income tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

          (i) "Exercise Date" shall mean the last Trading Day of each Offering Period.

          (j) "Fair Market Value" shall mean, as of any date, the closing sales price of Common Stock on the immediately preceding Trading Day as listed on any established stock exchange or a national market system, including without limitation NASDAQ, as reported in The Wall Street Journal or such other source as the Board deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Periods" shall mean the periods during which an option granted pursuant to the Plan may be exercised.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.

          (n) "Purchase Price" shall mean the exercise price of a share of Common Stock as determined by the Board, provided however, that such price shall not be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is less. The Purchase Price may be adjusted by the Board pursuant to Section 20.

          (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Subsidiary" shall mean any domestic or foreign corporation (other than the Corporation) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations beginning with the Corporation if, at the beginning of an Offering Period, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain.

          (q) "Trading Day" shall mean a day on which national stock exchanges are open for trading.

     3. ELIGIBILITY.

          (a) Participation in the Plan is voluntary. Each Employee will be eligible to participate in the Plan on the first day of the month following the date such employee has completed ninety (90) consecutive days of employment with the Company.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the
     Code) would own capital stock of the Company or of any Subsidiary and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The duration and timing of Offering Periods shall be determined by the Board. In no event may an Offering Period exceed twenty-seven
(27) months. The Plan's initial Offering Period will begin on July 1, 2000 and end on December 31, 2000.

     5. PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following thirty (30) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated by such participant as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased by the Company to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time an option granted pursuant to the Plan is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than five hundred (500) shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 20 hereof. The Board may increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION.

          (a) Unless a participant withdraws from the Plan as provided in
     Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date and either continue all Offering Periods then in effect, or terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each participant, as appropriate, the shares of Common Stock purchased upon exercise of his or her option. At the Board's sole election, the Company may deliver such shares in certificated or book entry form. Alternatively, the Board may issue and deliver certificates for the number of shares of Common Stock purchased by all participants to a firm which is a member of the National Association of Securities Dealers, as selected by the Board, which shares shall be maintained by such firm in a separate brokerage account for each participant.

     10. WITHDRAWAL.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account shall be paid to such participant as soon as practical after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated. The Company shall have up to thirty (30) days after its receipt of the notice of withdrawal to terminate the payroll deductions. After such termination of the payroll deductions, no further payroll deductions for the purchase of shares shall be permitted for the current Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13. STOCK.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred fifty thousand (250,000) shares.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant.

     14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of the members of the Board as appointed by the Board pursuant to the By-Laws of the Company. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. The Board or its committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a benefits representative, including a brokerage firm or other third party engaged for such purpose.

     15. DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock affected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in
     Section 10 hereof.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20. AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting Consequence including, but not limited to:

             (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

             (ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

             (iii) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. Additionally, the Company may require that shares acquired through the Plan be held by the participant for a minimum period of time before such shares may be transferred. The Company may require a legend setting forth any applicable transfer restrictions to be stamped or otherwise written on the certificates of shares purchased through the Plan.

     23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

     24. MISCELLANEOUS.

          (a) Purchase Rights Carry Same Rights and Privileges. To the extent required to comply with the requirements of Section 423 of the Code, all Employees shall have the same rights and privileges hereunder.

          (b) Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan.

          (c) No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, any employee's employment at any time.

          (d) Headings. Any headings or subheadings in the Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

          (e) Gender and Tense. Any words herein used in the masculine shall be read and construed in the feminine when appropriate. Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

          (f) Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of Florida to the extent not preempted by federal law.

          (g) Regulatory Approvals and Compliance. The Company's obligation to sell and deliver Common Stock under the Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges and (ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Common Stock, as well as federal, state and foreign securities laws.

          (h) Severability. In the event that any provision of the Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

          (i) No Guarantee of Tax Consequences. The Company does not make any commitment or guarantee that any particular tax treatment shall apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

                                    ANNEX B

                        1998 EMPLOYEE STOCK OPTION PLAN

     Smith-Gardner & Associates, Inc. (the "Company") hereby adopts this Smith-Gardner & Associates, Inc. 1998 Employee Stock Option Plan (the "Plan") the terms of which shall be as follows:

1.  PURPOSE

     The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Company or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of the Company or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2.  ADMINISTRATION

     A. Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Articles of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     B. Committee. The Board may from time to time appoint a committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (the "Exchange Act") and an "outside director" for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Articles of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation and Bylaws, and with applicable law.

The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     C. No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

     D. Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.  STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.01 par value, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 2,250,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.  ELIGIBILITY

     Options may be granted under the Plan to any employee or non-employee director of, or any consultant or other independent contractor who provides services to, the Company, a Subsidiary or any other entity in which the Company has a significant equity or other interest as determined by the Board (an "Affiliate"). The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of the Company or any Subsidiary or Affiliate whose compensation is or may be subject to Code section 162(m) is 1,000,000 shares (subject to adjustment as provided in Section 17 hereof). An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. Effective Date. The Plan shall be effective as of the date of adoption by the Board and approval of the stockholders of the Company, which date is set forth below.

     B. Term. The Plan shall terminate on the date 10 years from the effective date.

6.  GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine. The date on which the Board approves or ratifies the grant of an Option (or if the grant is ratified by the Board or Committee such earlier date as is specified by the Board or Committee) shall be considered the date on which such Option is granted.

7.  LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine and with such restrictions including, covenants not to compete, as the Board or Committee may from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.  OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be not less than 100 percent of the fair market value (as defined below) of a share of the Stock; provided, however, that in the event that the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Section 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value (as defined below) of a share of Stock at the time such Option is granted. The fair market value of a share of Stock on any date of reference shall mean the "Closing Price" (as defined below) of the Stock on the business day immediately preceding such date, unless the Board or the Committee in its sole discretion shall determine otherwise. For the purpose of determining fair market value, the "Closing Price" of the Stock on any business day shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Stock on at least five of the ten preceding days. If none of (i) , (ii) or (iii) above is applicable, then fair market value shall be determined in good faith by the Committee or the Board, and the Committee or the Board may determine such fair market value as of any date that is not more than one year prior to the date for which such determination is being made.

10.  TERM AND EXERCISE OF OPTIONS

     A. Option Period. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     B. Vesting and Limitations on Exercise. Except as otherwise provided herein, each Option shall become exercisable with respect to 25% of the total number of shares subject to the Option on the date that is 12 months after the date of its grant (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in
Section 5 above.

     C. Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Chief Financial Officer of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash, by certified or official bank check or by money order or, in the Committee's sole discretion, by personal check; (ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to the Company on such terms as shall be set out in such Option Agreement; or (iii) by a combination of the methods described in (i) and (ii). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     D. Change in Control. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the

Plan, all outstanding Options shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 10(b) above, and, unless waived in advance of such Change in Control by the Board, each Optionee who is a director, an employee or a consultant of the Company or a Subsidiary or Affiliate at the time of such Change in Control shall have the right to require the Company to pay, in cancellation of such Option, an amount equal to the product of (i) the excess of (x) the fair market value per share of the Stock over (y) the Option Price times (ii) the number of shares of Stock specified by the Optionee in a written notice to the Company (up to the full number of shares of Stock then subject to such Option). For purposes of the Plan, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of the Company (except that no Change in Control shall be deemed to have occurred if the persons who were stockholders of the Company immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or
(b) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10(d) shall be remitted by the Company in cash or by certified or bank check, reduced by applicable tax withholding.

11.  TRANSFERABILITY OF OPTIONS

     No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code sections 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Incentive Stock Option.

12.  TERMINATION OF EMPLOYMENT OR SERVICE

     Upon the termination of the employment or other service of an Optionee with the Company, a Subsidiary or an Affiliate, any Option that was not vested and exercisable on the date of the termination of such Optionee's employment shall expire and be forfeited as of such date, and any Option that was vested and exercisable on the date of the termination of such Optionee's employment shall expire and be forfeited as of such date, except (i) as set forth in Section 13 below, and (ii) that if any Optionee is terminated other than for "cause", such Optionee's Option shall expire three months after the date of such termination. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with the Company, any Subsidiary or Affiliate, an Optionee may exercise an

Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of this Plan, "cause" shall mean (i) an Optionee's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, an Optionee's perpetration or attempted perpetration of fraud, or an Optionee's participation in a fraud or attempted fraud, on the Company or an Optionee's unauthorized appropriation of, or an Optionee's attempt to misappropriate, any tangible or intangible asset or property of the Company,
(ii) any act or acts of disloyalty, misconduct or moral turpitude by an Optionee materially injurious to the interest, property, operations, business or reputation of the Company or an Optionee's conviction of a crime the commission of which results in injury to the Company, or (iii) an Optionee's failure or inability (other than by reason of "permanent and total disability") to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company, in each case as determined by the Board or the Committee.

13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     A. Death. If an Optionee dies while in the employ or service of the Company, a Subsidiary or an Affiliate or within the period following the termination of employment or service during which the Option is exercisable under Section 13(b) below, all Options held by such Optionee prior to death shall become immediately vested and exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; provided, however, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to
Section 10(b) above.

     B. Disability. If an Optionee terminates employment or service with the Company, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within one year after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with the Company, a Subsidiary or an Affiliate by reason of the 'permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

15.  REQUIREMENTS OF LAW

     A. Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     B. Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

16.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof) or modify the Plan so that Options granted under the Plan could not satisfy the applicable requirements of Code section 162(m). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

     A. Recapitalization. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     B. Dissolution or Liquidation; Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of the Company, unless the Board or the Committee otherwise determines the Company and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17(c) to all individuals who hold Options not later than the time at which the Company gives notice to its stockholders that such event is proposed.

     C. Adjustments. Adjustments under this Section 17 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     D. No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company, any Subsidiary or an Affiliate, or to interfere in any way with the right and authority of the Company, any Subsidiary or an Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company, any Subsidiary or an Affiliate.

19.  NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                     * * *

     This Plan was duly adopted and approved by the Board and all of the stockholders of the Company effective as of the 30th day of June, 1998, and was amended by the Board, subject to approval by the stockholders of the Company, effective as of February 2, 2000.

                        SMITH-GARDNER & ASSOCIATES, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000

         Gary G. Hegna and Martin K. Weinbaum, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Smith-Gardner & Associates, Inc. (the "Company") held of record by the undersigned on March 24, 2000, at the Annual Meeting of Shareholders to be held at 9:00 a.m. on Tuesday, May 16, 2000, at the Embassy Suites, 661 Northwest 53rd Street, Boca Raton, Florida 33487 and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF BOTH NOMINEES AND FOR PROPOSAL NOS. 2, 3 AND 4.

 1. Election of Class I Directors -- Nominees are: Francis H. Zenie and Robert C. Kneip.

         [ ] FOR both listed nominees (except do not vote for the nominee whose name appears below):

         [ ]  WITHHOLD AUTHORITY to vote for the listed nominees.

 2.      Approval and Adoption of the Company's Employee Stock Purchase Plan.

         [ ]  FOR

         [ ]  AGAINST

         [ ]  ABSTAIN

 3.      Approval of Amendment of the Company's 1998 Stock Option Plan.

         [ ]  FOR

         [ ]  AGAINST

         [ ]  ABSTAIN

 4. The appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending
         December 31, 2000.

         [ ]  FOR

         [ ]  AGAINST

         [ ]  ABSTAIN

 5. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

         IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
         PERSON.

Dated: _________________ , 2000

                                                -------------------------------
                                                Signature


                                                -------------------------------
                                                Signature if held jointly


         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED
THEREWITH. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.